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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


                               January 17, 1997
                            ---------------------
                                Date of Report
                     (Date of earliest event reported)


                      Bullet Sports International, Inc.
-------------------------------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                            ---------------------
                (State or other jurisdiction of incorporation)


         0-25682                                     13-3561882
    ----------------                            -------------------
 (Commission file number)                (IRS employer identification no.)


          2803 South Yale
       Santa Ana, California                            92704
-------------------------                             ---------
(Address of principal executive offices)              (Zip code)


                               (714) 966-0310
                            --------------------
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

         On January 22, 1997, Bullet Sports International, Inc. (the "Company") issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and made a part hereof, regarding the following matters: (i) the filing by the Company's wholly-owned and primary operating subsidiary Bullet-Cougar Golf Corporation ("Bullet-Cougar"), of a voluntary Chapter 11 petition for reorganization in the United States Bankruptcy Court, Central District of California; (ii) the purchase of Bullet-Cougar's outstanding revolving line of credit and an agreement to enter into a new loan agreement by Bullet-Cougar with an outside financing source; and (iii) the Company's financial results for the period ended November 30, 1996.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not Applicable

      b)  PRO FORMA FINANCIAL INFORMATION.  Not Applicable

      c)  EXHIBITS.

          99.1 Press Release of Bullet Sports International, Inc. dated January 22, 1997.





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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BULLET SPORTS INTERNATIONAL, INC.



                                       /s/ John A. Haas
                                       ----------------------------------------
                                       John A. Haas
                                       President and Chief Executive Officer

Date:  January 21, 1997



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                               INDEX TO EXHIBITS


Exhibit 99.1 Press Release of Bullet Sports International, Inc., dated January 22, 1997.




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